LEASE AGREEMENT


     THIS LEASE AGREEMENT      (hereinafter referred to
as the "Lease") is made and entered into this 1st day of July, 1990, by and between SELECT SERVICE & SUPPLY
CO., INC. (hereinafter referred to as "Lessor") and SPORTIME (hereinafter referred to as "Lessee").

            W I T N E S S E T H   T H A T :

     FOR AND IN CONSIDERATION of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by Lessee, Lessor has leased and rented, and by these presents does lease and rent, unto the said Lessee who hereby agrees to lease from Lessor, upon the terms and conditions which are hereinafter contained, the property hereinafter described.

     1. Description of Premises. The property leased hereunder by Lessor to Lessee is that certain real property described on Exhibit "A" attached hereto
(hereinafter referred to as the "Property"), together with (i) an office-warehouse currently existing thereon
(hereinafter the Property as improved referred to as the "Premises"), and (ii) all easements running in favor of Lessor with respect to the Property, including specifically any and all easements for ingress and egress, parking easements and utility easements for the benefit of the Property.

     2.  Term.  The term of this Lease (the "Lease
Term") shall be for a period of fifteen (15) years commencing July 10, 1990 (the "Commencement Date").
The Lease Term shall commence upon the Commencement
Date. If the Commencement Date is any day other than the first day of a calendar month, the first Lease Year shall be the period of time from the Commencement Date until the end of the month in which said Commencement
Date shall occur plus twelve (12) calendar months.
Each Lease Year thereafter shall be a successive period of twelve (12) months.

          At any time during the Lease Term, and upon eighteen (18) months' advance written notice to Lessee, Lessor can terminate the Lease. If so terminated, all financial obligations of Lessee as set forth herein shall be prorated based on such termination date, and after such termination date neither Lessor nor Lessee shall have any further rights or obligations hereunder.

     3.  Rental.  For each of the first five (5) Lease
Years of the Lease Term, Lessee shall pay annual rent to Lessor in the amount of Two Hundred Forty-Three
Thousand Two Hundred Seventy-Six and 60/100 Dollars
($243,276.60) ("Rent") in equal monthly installments of Twenty Thousand Two Hundred Seventy-Three and 5/100
Dollars ($20,273.05) each. Monthly installments of Rent shall be paid in advance on the first day of each calendar month, without demand, deduction or set off.
Rent for any partial calendar month during the term hereof shall be prorated on a per diem basis.

          For each successive five (5) Lease Year
period thereafter, the Rent shall be equal to the Rent for the immediately preceding Lease Year of the Lease
Term multiplied by a fraction,
the denominator of which is the "All Items" portion of the "Consumer Price Index for All Urban Consumers:
U.S. City Average" (1982-84=100), published by the
Bureau of Labor Statistics of the United States
Department of Labor, applicable on the date of this Lease (or for any subsequent five year period, the first day of such previous five year period), and the numerator of which is the index number for the first month of said successive five year lease period. In the event the Consumer Price Index of the Bureau of Labor Statistics of the United States
Department of Labor is discontinued, Lessor shall select another index published by a department or agency of the United States Government to be substituted for the prior index, with any appropriate adjustment required because of the predecessor index.

          As additional rent, lessee shall pay the taxes and insurance provided for in Paragraphs 4, 5 and 6 below. Sums other than Rent are designated as "Rent" or "additional rent" hereunder solely for the purpose of enabling Lessor to enforce its rights hereunder.
Such sums shall not be deemed Rent for purposes of computing taxes or for governmental regulations thereon.

     4. Taxes. Lessee covenants and agrees to pay any and all sales or use taxes impose by any governmental authority relative to the direct activities of the Lessee on the Premises. Lessee further covenants and agrees to cause to be paid any and all ad valorem real estate taxes assessed by any governmental authority against the Premises and against any personalty owned by Lessee on the Premises. It being the intention of Lessor and Lessee that all such taxes incident to the Premises and the business conducted thereon be the sole responsibility of Lessee. Any ad valorem taxes assessed against the Premises for any part of a year in which this Lease commences or expires shall be prorated as between the parties.

     5.  Damages, Accidents, Liability, Insurance, Etc.
Lessee will, at its own expense, furnish for the joint benefit of Lessor and Lessee, public liability and property damage insurance with minimum limits in the amount reasonably necessary to protect Lessor, Lessee and the Premises. It is further understood that in all events Lessee will indemnify and save harmless Lessor from and against any and all loss, liability, damages and judgments for injuries or accidents to persons or property (including to Lessor) of any nature and howsoever occurring on or about the Premises during the initial term of this Lease or any extended periods thereof and whether or not the same shall be covered adequately by any insurance.

          Lessee agrees to deliver to Lessor on the Commencement Date and on the renewal date of such policy, the usual certificates of the insurance carrier certifying that such insurance is in force, but the obligation to lessor shall not be limited to the amount of such insurance. There shall also be a clause in the insurance policies requiring that the policies will not be cancelled without Lessor receiving thirty (30) days prior written notice.

     6. Reconstruction or Payment. Lessee agrees that it will maintain fire and extended coverage insurance with vandalism and malicious mischief and such other coverages as are reasonably requested by Lessor covering the Premises, which insurance shall be with an insurance company or companies authorized to do business in the State of Georgia, in an amount not less than 90% of the full insurable value of the building and other improvements on said leased Premises, and in any event not less than an amount sufficient to prevent the insured from being a co-insurer under any applicable co-insurance clause, and to keep such insurance in full force and effect for and during the time any buildings and improvements are located on the Premises during the term of this Lease. For purposes hereof, "full insurable value" shall mean the replacement cost of the improvements without allowance for depreciation but excluding footings, foundations and other portions of improvements which are not insurable.

          In the event that the improvements on the Premises shall be damaged or destroyed so as to render the Premises unfit for Lessee's continued occupation, Lessor shall have the following two options: First, lessor may elect to repair or rebuild the damaged or destroyed improvements, and in the event Lessor elects this option, it shall be entitled to the usage of the proceeds from the aforesaid insurance for such purposes. Second, lessor may elect not to repair or rebuild the damaged or destroyed improvements but in lieu thereof to terminate this Lease and if so terminated any and all insurance proceeds shall be paid to Lessor. Lessor shall notify Lessee in writing within thirty (30) days after the damage or destruction of the Premises which of the above two options it elects. If Lessor elects to restore the Premises, it shall commence the restoration promptly and shall continue said restoration with reasonable haste and diligence and shall complete same to the reasonable satisfaction of Lessee within one hundred eighty (180) days of said damage or destruction.

          Lessee shall remain liable for the monthly rentals during any period of restoration of the Premises or during any of the various time periods during which Lessor is permitted to elect the options are herein set forth, but to the extent rental insurance is payable to Lessor during these periods, the rent payable by Lessee shall be abated to the extent of the rental insurance proceeds so received by Lessor. Upon the completion of such restoration and/or ceasing of payment of any rental insurance proceeds, then the full rental shall commence and the term of the Lease Agreement shall be extended by appropriate Lease
Addendum to properly reflect any period of rental abatement.

          Lessee agrees that it will carry fire and extended coverage insurance with vandalism and malicious mischief covering all of its personal property, improvements and equipment within the Premises.

          Lessor and Lessee hereby release each other and anyone claiming through or under the other by way of subrogation or otherwise from any and all liability for any loss of or damage to property, whether or not caused by the negligence or fault of the other party caused by a casualty to the Premises or to the property. In addition, Lessee shall cause the insurance policy carried by it insuring the Premises or the contents thereof to be written to provide that the insurer waives all rights of recovery by way of subrogation against Lessor in connection with any loss or damage covered by the policy. Furthermore, Lessor and Lessee agree to indemnify and hold each other harmless from and against any and all claims, damages or causes of action for damages brought on account of injury to any person or persons or property, or loss of life, arising out of the use, operation or maintenance of the Property and the Premises.

     7. Materialman's Lien. Lessee agrees to keep the Premises and all parts thereof at all times free of materialman's liens and other liens for labor, services, supplies, equipment or material purchased or procured, directly or indirectly, by or for Lessee.
Should any mechanics',
materialman's or other liens be filed against the Premises by reason of the acts of Lessee, Lessee shall cause the lien to be cancelled and discharged of record by bond or otherwise within (30) days of receiving actual notice of such lien.

     8. Utilities. Lessee is to pay all bills for electricity, gas, fuel, water and other utilities used by Lessee on or for the Premises during the original or any extended term of this Lease.

     9. Repairs. All non-structural repairs to the Premises and the improvements thereon and the repair or replacement of the roof of the Premises shall be promptly made by Lessee so as to maintain same in good order and appearance at all times during the term of this Lease. Lessee shall also keep the Premises clean and free from debris on a daily basis. Lessor's maintenance obligations shall be limited solely to the repair and maintenance of the foundation and exterior walls of the Premises.

     10. Alterations or Improvements. Lessee shall not make material changes or structural alterations to the Premises without first obtaining the written consent of Lessor.

     11. Delivery at End of Lease. Lessee agrees to deliver to Lessor, or Lessors agent or assigns, the Premises at the expiration or earlier termination of this Lease, with the keys of same, cleared of all persons and property not belonging to Lessor, in the same good order and condition as the Premises were received by Lessee, and to make good all damage to the Premises, ordinary wear and tear and damage by casualty or condemnation, excepted. No demand or notice of such delivery shall be necessary.

     12. Right of Entry. Lessor reserves the right during the term of this Lease to enter the Premises at reasonable hours to show the same or inspect the same.

     13. Assignment and Subletting. Lessee shall not assign this lease or any interest therein nor sublease the Premises or any part thereof or any right or privilege appurtenant thereto, nor permit the occupancy or use of any part thereof by any other person without the prior written consent of the Lessor Consent to such assignment or sublease shall be in Lessor's sole discretion.

     14. Default of Rent, Etc. All covenants and agreements herein made and obligations assumed are to be construed also as conditions, and these presents are upon the express condition that if Lessee should (i) fail to pay when due any one of the aforesaid rent installments and the said failure to pay shall continue for ten (10) days after receipt of written notice to Lessee by Lessor of such failure to pay, or (ii) fail to perform or observe any of the other covenants, agreements or obligations herein made or assumed by Lessee and Lessee shall fail to cure such default matter within thirty (30) days after receipt of written notice to Lessee by Lessor of such default, then and thenceforth, in any of the said events (hereinafter referred to as an "event of default"), this Lease may be forfeited and thereby become null and void, at the option of Lessor. Upon an event of default, Lessor may immediately re-enter the Premises or any part thereof in the name of the whole, and remove therefrom all goods and chattels not thereto properly belonging, and expel Lessee and all other persons who may be in possession of the Premises, and Lessor shall thereafter be entitled to recover of Lessee the annual rental herein reserved for the remaining portion of the initial term or any extended term (should this Lease have been renewed for such term).
Lessor shall not be liable to Lessee in the event of reletting for any larger amount of rent which Lessor is able to procure for said unexpired portion of the initial term or an extended term.

     15. Right to Terminate Not Exclusive. The right of Lessor to terminate this Lease as herein set forth is in addition to and not in exhaustion of such other rights that Lessor has or causes of action that may accrue to lessor because of Lessee's failure to fulfill, perform or observe the obligations, agreements or covenants of this Lease Agreement and the exercise or pursuit by Lessor of any of the rights or causes of action that Lessor might otherwise have.

     16. Insolvency or Bankruptcy. In the event of the insolvency or bankruptcy of Lessee or the filing of any petition under the Bankruptcy Act, voluntarily or involuntarily, and such bankruptcy proceeding is not stayed within ninety (90) days of the filing of such petition, or in the event of a partial or general assignment for the benefit of a creditor, or creditors, or in the event any other federal or state insolvency proceeding is commenced against or by Lessee and not stayed within ninety (90) days of filing, then Lessor shall have the right and privilege to either (i) immediately terminate this Lease by thirty (30) days' written notice or (ii) re-enter into possession of the Premises and hold Lessee liable for the difference, if any, between the minimum annual rental reserved for the remaining portion of the initial term or any extended term (should this Lease have been renewed for such term) and any rental received by Lessor upon the reletting of the Premises. Lessor shall not be liable to Lessee in the event of reletting for any larger amount of rent which Lessor is able to procure for said unexpired portion of the initial term or any extended term. Lessor agrees, in such event, to make a good faith effort to procure another tenant for the unexpired portion of the term.

     17. Lawful and Moral Purposes. Lessee covenants that the Premises shall, during the term of this Lease, be used only and exclusively for lawful and moral purposes, and no part of the Premises shall be used in any manner whatsoever for any purpose in violation of the laws of the United States or the State of Georgia or the ordinances and laws of the County in which the Premises is located. Lessee covenants that it shall save and hold Lessor harmless against any violations.

     18. Subordination. Lessee agrees that this Lease shall be subordinate to any deeds to secure debt that may hereafter be placed upon the Premises, to any and all advances made or to be made under them, to the interest and all obligations secured by them and to all renewals, replacements and extensions of them.

     19. Relationship of Parties. It is understood and agreed that the relationship of the parties hereto is strictly that of landlord and tenant and that Lessor has no ownership in Lessee's enterprise and that this lease shall not be construed as a joint venture or partnership. Lessee is not and shall not be deemed to be an agent or representative of Lessor.

     20. Quiet Possession. Lessor hereby covenants that if Lessee shall keep and perform all of the covenants of this Lease on the part of Lessee to be performed, Lessor will keep Lessee in the quiet and peaceful possession of the Premises.

     21. Nuisance. Lessee agrees not to create or allow any nuisance to exist on the Premises and to abate any nuisance that may arise, promptly and free of expense to Lessor.

     22. Waiver of Breach. It is hereby covenanted and agreed that no waiver of a breach of any of the covenants of this Lease shall be construed to be a waiver of any succeeding breach of the same or any other covenant.

     23. Covenants Run with Land, Etc. It is hereby covenanted and agreed between the parties hereto that all covenants, conditions, agreements, and undertakings in this Lease shall be taken, deemed and treated as covenants running with the land and shall extend to and be binding on the respective successors and assigns of the respective parties hereto (including any sublessee of Lessee), the same as if they were in every case named and expressed.

     24. Attorney's Fees. Lessee covenants and agrees to pay and to indemnify Lessor against all reasonable legal costs and charges, including counsel fees, lawfully and reasonably incurred in obtaining possession of the Premises after default by Lessee or upon default by Lessee in payment of any rent reserved herein.

          Either Lessor or Lessee shall pay reasonable attorney's fees to the other party's attorney in the event it becomes necessary for the nondefaulting party to employ an attorney to force the defaulting party to comply with any of the other covenants, obligations or conditions imposed by this Lease on the respective parties. If a final court decision is to the effect that the party charged is not in violation or default, then, in that event, such party shall not be required to pay attorney's fees incurred by the charging party.

     25. Holding Over. It is mutually understood and agreed that in the event lessee should hold over after the termination of this Lease, either by expiration of the term herein stated or otherwise, such holding over shall not be construed as a holding over from month to month, year to year, or term of years, or for a periodic term of any kind, but such holding over shall be from day to day and solely at the will of Lessor.

     26. Notices. All notices to be given to either party by the other shall be by personal delivery, overnight recognized delivery service or by certified or registered mail, return receipt requested, whether or not it is specifically designated as such in this Lease and shall be deemed to be given, delivered or received when received if by personal delivery or overnight recognized delivery service, or when same are deposited in the United States mail, postage prepaid and properly addressed to the respective party if by certified or registered mail. All notices to be given to lessor shall by sent to the following addressed as follows:

                    Larry Joseph & Peter Savitz Partners
                    One Sportime Way
                    Atlanta, GA  30340

All notices to be given to Lessee shall be sent to the following addressed as follows:

                    Select Service & Supply Co., Inc.
                    One Sportime Way
                    Atlanta, GA  30340

     27. Lessor's Self-Help. In the event Lessee shall fail at any time to perform any of its obligations hereunder, including without limitation, that of restoration, repairs, insurance and taxes, lessor shall have the right but not the obligation to make such payments and perform such action as Lessee shall have failed to pay or do, and all costs, together with interest at the rate of twelve (12%) percent per annum, shall be due and payable to Lessor, or its assigns, on the next rent payment due date.

     28.  Condemnation.  In the event all of the
Premises or such portion thereof as will make the Premises unsuitable for Lessee's operation shall be condemned by any legally constituted authority for any public use or purpose, then in either of said events, the term hereby granted shall cease, at the option of Lessee on thirty (30) days' written notice, from the time when possession thereof is taken by said public authority, and rental shall be accounted for as between Lessor and Lessee as of that date. Such termination, however, shall be without prejudice to the rights of either Lessor or Lessee, or both, to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither Lessee nor Lessor shall have any rights in any awards made to the other by a condemnation authority.

          In the event less than all of the Premises are taken or condemned for a public or quasi-public use and the Premises not taken may be made reasonably suitable for Lessee's operation, this Lease will not terminate. Lessor shall, in such event, promptly commence and diligently complete the repair and restoration of the Premises so that upon completion, the Premises will constitute a complete architectural unit with an appearance, character and commercial value as nearly as possibly equal to the value of the Premises immediately prior to the taking; provided, however, Lessor shall have no obligation to make such repair and restoration if the estimated cost of such exceeds the condemnation proceeds received by Lessor.

          Rent shall abate during any period of
restoration after a condemnation in the event Lessee can not operate in the Premises during the restoration period.

     29. Miscellaneous. The captions in this Lease are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms and provisions hereof.

          Time is of the essence of this Lease and of all provisions hereof, except in respect to the delivery of possession of the Premises at the commencement of the term hereof.

          This Lease shall be construed and enforced in accordance with the laws of the State of Georgia.

          This Lease may be executed in several
counterparts, each of which shall be an original and all collectively shall constitute one lease.

     30. Successors. All the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, provided that nothing in this Section shall be deemed to permit any assignment, subletting, occupancy or use contrary to the provisions of Section 16.

     IN WITNESS WHEREOF, Lessor has executed this Lease and Lessee has caused this Lease to be executed on its behalf and through its duly authorized officers, all as of the day and year first above written.

                              LESSOR:
                              SELECT SERVICE & SUPPLY CO., INC.


                              By:  /s/ Peter Savitz
                                 ------------------------
                                 Its: Vice President

                              Attest:  /s/ Peter Savitz
                                     --------------------
                                     Its: Secretary


                              LESSEE:
                              LARRY JOSEPH AND PETER SAVITZ PARTNERS


                              By:  /s/ Peter Savitz    (SEAL)
                                 ----------------------------
                                 Its:   Partner

                      EXHIBIT "A"

                   LEGAL DESCRIPTION


                    SPORTIME PARCEL


All that tract or parcel of land lying and being in Land Lot 247, 6th District, Gwinnett County, Georgia and being more particularly described as follows:

To find the TRUE POINT OF BEGINNING, commence at 1" rod found on the southwesterly right-of-way line of Pleasantdale Road (25' from centerline): said point being located northwesterly a distance of 431.4 feet along said southwesterly right-of-way line from its point of intersection with the northwesterly right-of-way line of Pleasantdale Road (50'R/W): said intersection point being the northwest corner of a four-way street intersection where Pleasantdale Road Makes an abrupt angle of approximately 90 degrees; thence
South 59 degrees 17 minutes 56 seconds West a distance of 13.51 feet to a point of the proposed right-of-way line of Pleasantdale Road (40.00 feet from centerline), said Point being the TRUE POINT OF BEGINNING; thence
South 59 degrees 17 minutes 56 seconds West a distance of 289.38 feet to a 1/2" rebar found; thence South 59 degrees 46 minutes 24 seconds West a distance of 200.16
feet to a tie rod found; thence South 59 degrees 19 minutes 09 seconds West a distance of 25.38 feet of an iron pin set; thence North 31 degrees 06 minutes 13 seconds West a distance of 434.00 feet to a iron pin set; thence North 59 degrees 30 minutes 20 seconds East a distance of 380.72 feet to an iron pin set; thence
10.39 feet along an arc of a curve to the right having a radius of 100.00 feet; said curve being subtended by a chord bearing and distance of North 62 degrees 29 minutes 00 seconds East 10.39 feet to an iron pin set;
thence North 65 degrees 27 minutes 40 seconds East a distance of 101.62 feet to an iron pin set; thence
24.71 feet along an arc of a curve to the left having a radius of 40.00 feet,; said curve being subtended by a chord bearing and distance of North 47 degrees 45 minutes 49 seconds East 24.32 feet to an iron pin set on the proposed right-of-way line of Pleasantdale Road
(80'R/W); thence along said right-of-way line South 30
degrees 58 minutes 13 seconds East a distance of 427.67 feet to the TRUE POINT OF BEGINNING, said tract containing 5.1200 acres of land in accordance with "As-
Built Survey" for Sportime by Travis Pruitt &
Associates; dated May 30, 1990; last revised June 18,
1990.

                                           Attachment B

                     ENCUMBRANCES


Deed to Secure Debt and Security Agreement dated July
10, 1990 between Larry Joseph and Peter Savitz Partners and Wachovia Bank, N.A., successor by merger to Wachovia Bank of Georgia, N.A. (formerly known as The
First National Bank of Atlanta)

Assignment of Leases and Rents dated July 10, 1990 from
Larry Joseph and Peter Savitz Partners to Wachovia
Bank, N.A., successor by merger to Wachovia Bank of Georgia, N.A. (formerly known as The First National
Bank of Atlanta)

     THIS FIRST AMENDMENT OF LEASE (this "Amendment") is made and entered into as of April 15, 1996, by and between LARRY JOSEPH AND PETER SAVITZ PARTNERS, a
Georgia general partnership, as "Lessor", and SELECT
SERVICE & SUPPLY CO., INC., a Georgia corporation, as
"Lessee".

                 BACKGROUND STATEMENT

     Lessor and Lessee are parties to that certain
Lease Agreement dated July 1, 1990 (the "Lease") relating to certain premises originally containing
57,613 square feet located on One Sportime Way, Norcross, Gwinnett County, Georgia 30340 (the
"Premises"). As a result of scrivener's errors, "Lessor" is identified on page 1 of the Lease as Select
Service & Supply Co., Inc., in paragraph 26 of the
Lease as Larry Joseph & Peter Savitz Partners, and on the signature page as Select Service & Supply Co.,
Inc., while "Lessee" is identified on page 1 of the Lease as Sportime, in paragraph 26 of the Lease as Select Service & Supply Co., Inc., and on the signature page as Larry Joseph & Peter Savitz Partners. Lessor has recently completed the construction of a 19,300 square foot addition (the "Addition") to the Premises and Lessee has agreed to lease the Addition. Lessor and Lessee have agreed to amend the Lease to correct the above described scrivener's errors and to include the Addition as part of the Premises and are entering into this Amendment to evidence their agreement.

                       AGREEMENT

     FOR AND IN CONSIDERATION of the promises and covenants contained herein, and for Ten and No/100
Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

     1. The Lease as amended hereby shall remain in full force and effect.

     2. To correct the scrivener's errors in the Lease that describe the parties, the Lease is amended by deleting in its entirety the first paragraph of the Lease and substituting in lieu thereof the following:

     "THIS LEASE AGREEMENT (hereinafter referred to as the "Lease") is made and entered into this 1st day of July, 1990, by and between LARRY JOSEPH AND
     PETER SAVITZ PARTNERS (hereinafter referred to as
     "Lessor") and SELECT SERVICE & SUPPLY CO., INC.
     (hereinafter referred to as "Lessee")."

     3.          **         purpose of adding the
Addition to the Premises, paragraph 1 of the Lease is
**                   the following sentence to the end
thereof:

                        **
include that certain 19,300 square foot addition
completed in the first quarter of                  **
Lessor and Lessee acknowledge that the Premises now contain, and all references in this Lease to the "Premises" shall include, 76.913 square feet, being the original 57,613 square feet and the new 19,300 square foot addition."

[**original text illegible]

     4. For the purpose of amending the Lease Term, the first paragraph of paragraph 2 of the Lease is hereby deleted in its entirety replaced with the following:

     "The term of this Lease (the "Lease Term") shall continue for a period of fifteen (15) years, commencing on April 15, 1996 (the "Commencement
     Date"), comprised of three (3) successive five (5) year periods, each of which is herein referred to as a "five (5) Lease Year period". Each lease
     Year thereafter shall be a successive period of twelve (12) months."

     5. For the purpose of amending the Rental, the first paragraph of paragraph 3 of the Lease is hereby deleted in its entirety and replaced with the following:

     "For each of the Lease Years in the first five (5)
     Lease Year period, Lessee shall pay annual rent to Lessor in the amount of THREE HUNDRED FIFTEEN
     THOUSAND THREE HUNDRED FORTY-THREE AND 30/100
     DOLLARS ($315,343.30) ("Rent") in equal monthly installments of TWENTY-SIX THOUSAND TWO HUNDRED
     SEVENTY-EIGHT AND 61/100 DOLLARS ($26,278.61) each. Monthly installments of Rent shall be paid in advance on the first day of each calendar month, without demand, deduction or setoff. Rent for April 1996 shall be paid on the Commencement
     Date. Rent for any partial calendar month during the term hereof, including, without limitation, April 1996, shall by prorated on a per diem basis."

     6.   Except as herein expressly modified or
amended, all the terms and conditions of the Lease are hereby ratified, affirmed, and approved and remain in full force and effect, as of the date hereof. The parties have entered into this Amendment to clarify the rights and obligations of the parties hereto. This
Amendment shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

     IN WITNESS WHEREOF the Lessor and Lessee have executed this Amendment under seal as of the day and year first above written.

                                   LESSOR:

                                   LARRY JOSEPH AND PETER SAVITZ
                                   PARTNERS, a Georgia general partnership


                                   By: /s/ Lawrence A. Joseph  (SEAL)
                                      -----------------------------------
                                      Lawrence A. Joseph, General Partner


                                   By: /s/ Peter S. Savitz  (SEAL)
                                       ---------------------------------
                                       Peter S. Savitz, General Partner

                  SUBLEASE AGREEMENT


     THIS SUBLEASE AGREEMENT (the "Sublease") is made and entered into this 7th day of January, 1998, by and between SELECT SERVICE & SUPPLY CO., INC., a Georgia corporation ("Sublessor"), and GENESIS DIRECT SIX, LLC, a Georgia limited liability company ("Sublessee").

                    R E C I T A L S

     A.   Larry Joseph and Peter Savitz Partners, a
Georgia general partnership ("Master Lessor"), as lessor, and Sublessor, as lessee, are lessor and lessee respectively, under that certain Lease Agreement dated
July 1, 1990 (the "Original Lease"), as amended by that certain First Amendment to Lease (the `First
Amendment") dated April 15, 1996 (collectively, the
"Master Lease"), as affected by that certain
Subordination, Non-Disturbance and Attornment Agreement dated April 24, 1996 (the "Subordination Agreement", among Master Lessor, Sublessor and Wachovia Bank of
Georgia, N.A. ("Lender"), and as further affected by that certain Estoppel Certificate dated April 15, 1996,
(the "Estoppel Certificate") given by Sublessor in favor of Lender, as all of the foregoing may be amended from time to tune, relating to certain unproved real property located at One Sportime Way, Norcross, Georgia
30340 (the "Premises"). A true, complete and correct copy of the Master Lease is attached to this Sublease as Exhibit A and, unless otherwise provided herein, is incorporated herein by this reference.

     B. Sublessor desires to sublease to Sublessee, and Sublessee desires to sublease from Sublessor, the Premises, subject to the terms and conditions hereinafter set forth.

                   A G R E E M E N T

     NOW, THEREFORE, in consideration of the sum of TEN
AND NO/100 DOLLARS ($10.00) each to the other paid, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree as follows.

     1. Recitals Incorporated. The Recitals set forth above are hereby incorporated within and made an integral part of this Sublease.

     2.   Demise:  Incorporation of Master Lease.

          (a)  Sublessor agrees to lease to Sublessee,
and Sublessee agrees to lease from Sublessor, the Premises, subject to the terms and conditions of this Sublease.

          (b)  Subject to the provisions hereof, this
Sublease shall be deemed to contain the same covenants, agreements, conditions, definitions, terms and provisions as are contained in the Master Lease, mutatis mutandis (the necessary changes being made to reflect the fact that the Sublessor shall be deemed
"Lessor" and Sublessee shall be deemed "Lessee." Except as otherwise provided herein, Sublessee shall have all of the rights and assumes all of the obligations of Sublessor under the Master Lease with respect to the Premises; provided, however that any matter requiring the lessee under the Master Lease to procure the consent of the lessor under the Master Lease shall require the consent of both Master Lessor and Sublessor
(and the consent of Lender if Lender's consent is required under the Subordination Agreement or the Estoppel Certificate) notwithstanding the foregoing, the following provisions of the Master Lease are incorporated by reference into this Sublease: Sections
2, 3 and 26 of the Original Lease and Section 4 of the
First Amendment.

          (c) This Sublease is subject and subordinate to the Master Lease and to any amendment to the Master
Lease hereafter made between Master Lessor and Sublessor, provided any such amendment will not materially adversely affect the use by Lessee of the Premises in accordance with this Sublease, materially increase the obligations of Sublessee or materially decrease its rights under this Sublease, alter the term, or increase the Rent (as defined herein) or additional rent required to be paid by Sublessor under the terms of the this Sublease. This Sublease shall automatically terminate, if it has not sooner expired or been terminated in accordance with the provisions hereof, on the expiration or earlier termination of the Master Lease, provided, however, any liability of Lessor to Lessee for termination caused by Lessor's default or vice versa shall not be discharged by reason of such termination. Sublessee agrees to comply fully at all times with the Master Lease, as though Sublessee is the lessee under the Master Lease, except that Sublessee shall not be required to comply with those provisions of the Master Lease which require Sublessor to make monetary payments of any type to the Master
Lessor; provided, however, that Sublessee shall be required to make all payments to Sublessor required pursuant to this Sublease. Sublessee further acknowledges and agrees that any and all maintenance, services, utilities and similar matters and all insurance, indemnity and tax obligations, however designated, required to be provided or performed with respect to the Premises or otherwise pursuant to the Master Lease by or on behalf of the lessee under the Master Lease (and, by incorporation herein, this Sublease) shall be performed or provided by or on behalf of the Sublessee, and Sublessor shall have no obligation with respect thereto or liability whatsoever with respect to Sublessor's or Master Lessor's failure to perform or provide same.

     3.   Term.  The term of this Sublease will
commence as of the date hereof (the "Commencement
Date") and continue until and expire on the date which is one (1) year from the Commencement Date (the
"Termination Date").

     4.   Rent: Additional Rent.

     (a) Sublessee covenants and agrees to pay to Sublessor as Rent for the Premises during the term of this Sublease an amount equal to the Rent payable by Sublessor to Master Lessor under the Master Lease, payable in equal monthly installments, in advance, on the first day of each and every month during the term of this Sublease, without notice, demand, offset, or counterclaim. The parties acknowledge and agree that Sublessor shall as of the Commencement Date hereof tender to Sublessee all portions of the Premises.
Sublessee and Sublessor agree that the rent payable during the term of this Sublease is $315,343.30 per annum, payable in installments of $26,278.61 per month
(the "Rent").

     (b) Sublessee further covenants and agrees to pay to Sublessor, as additional rent, without notice, demand, offset, or counterclaim, any and all payments owing with regard to operating and maintenance expenses, real estate taxes, and other costs or sums to the extent payable by Sublessor under the Master Lease with respect to or attributable to the Premises. Any and all statements, billings and calculations of such amounts as prepared or submitted by or an behalf of Master Lessor shall be binding upon Sublessee to the extent Sublessor is bound under the Master Lease. All payments shall be due within 15 days of each invoice therefore by Sublessor (which invoice should be accompanied by the corresponding invoice from Master
Lessor to Sublessor for such amount). It is the intention of the parties to this Sublease that all charges with respect to or attributable to the Premises or Sublessee's use or occupancy of same shall be passed through to Sublessee, and Sublessee covenants and agrees to pay same to Sublessor accordingly.
Sublessee's obligations hereunder shall survive the expiration or earlier termination of this Sublease.

     (c) Sublessee shall pay interest at the rate of twelve percent (12%) per annum on each payment of Rent and additional rent received by Sublessor more than five (5) business days after such payment is due, accrued from the end of such 5 day period to the date such payment is made by Sublessee. Rent and additional rent shall be paid at Sublessor's notice address as set forth below. If the term of this Sublease begins on a day other than the first day of a month or ends on a day other than the last day of a month, Base Rent and additional rent will be prorated on a per them basis.

     5.   Premises "As-Is"; No Representations,
Warranties or Obligations. Sublessee accepts the Premises in their "as-is" condition as of the date hereof and Sublessee acknowledges that no representations or warranties, either express or implied, have been made by or on behalf of Sublessor with respect to the condition of the Premises. Any provision of the Master Lease or of this Sublease to the contrary notwithstanding, Sublessor shall have no obligation to perform any construction, improvement, build-out, repair, maintenance or other work with respect to the Premises or for the benefit of Sublessee.

     6.   Intentionally Deleted.

     7. Assignment and Subletting. Any provision of this Sublease or of the Master Lease to the contrary notwithstanding, Sublessee shall not assign this Sublease, or any rights hereunder, or further sublet all or any portion of the Premises, or permit the use of the Premises by any party other than Sublessee, whether voluntarily, by operation of law or otherwise, without the prior written consent of Sublessor, Master
Lessor and Lender (if such consent of Lender is required under the Subordination Agreement or Estoppel
Certificate). No consent to any assignment or subletting shall release Sublessee of its liability hereunder.

     8. Use: Compliance with Law. The Premises will be used solely for the use set forth in Section 17 of the Master Lease and for no other purpose. Sublessee covenants and agrees (i) not to use the premises for any illegal purpose or in such a manner as to violate any applicable and valid law,, rule or regulation of any governmental body, and (ii) not to permit waste thereon.

     9. Default and Remedies. If Sublessee fails to perform or fulfill any of the terms, covenants, obligations or agreements set forth in this Sublease, including without limitation, complying with all of the applicable terms, covenants, obligations and agreements in the Master Lease, Sublessor shall have and may exercise any of the rights and remedies of lessor set forth in the Master Lease, and Sublessee shall be and remain liable to Sublessor to the extent provided therein, in addition to all other rights and remedies available at law or in equity. Notwithstanding anything to the contrary contained herein or provided in the Master Lease, any grace, cure, or notice period provided for the benefit of lessee in the Master Lease shall be reduced by one-third (1/3) with regard to Sublessee (e.g., Sublessee would have twenty days to cure if the lessee would otherwise have thirty days to cure).

     10. Indemnity. Sublessee shall indemnify, defend and save Sublessor and Master Lessor harmless from and against all claims, actions, damages, losses, costs, liability and expenses (including reasonably attorneys' fees and costs of litigation) resulting from Sublessee's failure to comply with the terms and provisions of this Sublease (including, without limitation, the provisions of the Master Lease to the extent such provisions are incorporated herein) or from the occupancy or use by Sublessee or its agents, servants, contractors or employees of the Premises or any portion of the Property, or occasioned wholly or in part by any act or omission of Sublessee, its agents, servants, contractors, employees or by any act or omission of Sublessee's licensees, invitees or guests, This Section 10 and Sublessee's obligations hereunder shall survive the expiration or termination of this Sublease for up to one (1) year after such expiration or termination other than for third party claims which shall survive for the applicable statute of limitations.

     11.  Insurance and Related Matters.  Without
limiting the other provisions of this Sublease, Sublessee acknowledges and agrees that at all times during the term hereof Sublessee shall be required to carry and maintain such insurance as may be required by, and otherwise to comply in all respects with, the insurance provisions of the Master Lease. Sublessee further agrees that all such insurance shall name
Sublessor, Master Lessor and any other persons required by the Master Lease as additional named insureds and any casualty or similar insurance shall insure Master
Lessor, Sublessor, and Sublessee, as their interests appear. Sublessee further agrees that the waiver of subrogation and release provisions set forth in the Master Lease and made by lessee therein, as incorporated herein, shall be made by Sublessee for the benefit of both Sublessor and Master Lessor.

     12. Casualty and Condemnation. The parties agree that this Sublease shall automatically terminate as a result of any termination of the Master Lease pursuant to the casualty or condemnation provisions of the Master Lease as incorporated herein and Rent shall be apportioned as of said termination date, and Sublessee acknowledges that it has and shall have no interest in any Condemnation award payable with regard to the Master Lease, this Sublease or the Premises provided that Sublessee shall have the right to file a claim for trade fixtures paid by Sublessee (and not reimbursed by Sublessor) and for moving expenses, so long as neither such application nor any award thereunder shall reduce in any manner any award otherwise available to Sublessor or Master Lessor.

     13. Sublessee shall, on or before the last day of the term hereof, or upon the earlier termination of this Sublease, peaceably and quietly leave, surrender, and yield to Sublessor the Premises, together with all alterations, additions, and improvements (other than Sublessee's personal property and except as otherwise provided in this Section 13) in good order, condition and repair (or in the same condition and repair as the date hereof with respect to those alterations, additions and improvements at the Premises as of the date hereof), ordinary wear and tear, damage by casualty and taking by condemnation that results in a termination of the Master Lease excepted. All items of
Sublessee's personal property shall be removed by Sublessee on or before the last day of the Sublease term or such earlier termination, and Sublessee shall promptly repair (at Sublessee's sole expense) any and all damage to the Premises resulting from the removal of such hems of Sublessee's personal property. All alterations, additions and improvements made by Sublessee to the Premises shall, at the option of Sublessor (i) become the property of Sublessor without any compensation to Sublessee and shall be surrendered at such time as a part of the Premises, or (ii) be removed by Sublessee on or before the last day of the Sublease term or such earlier termination, and Sublessee shall promptly repair (at Sublessee's sole expense) any and all damage to the Premises resulting from the removal of such alterations, additions and improvements.

     14. Holding Over. In the event Sublessee remains in possession of the Premises after expiration of this Sublease, Sublessee shall not acquire any right, title, or interest in or to the Premises. In such event, Sublessee shall occupy the Premises as a tenant at sufferance, but shall otherwise be subject to all of the conditions, provisions, and obligations of this Sublease, except that Rent shall be equal to one hundred fifty (150%) percent of the Rent payable hereunder.

     15. Brokers. Sublessor and Sublessee hereby agree that in connection with this Sublease that neither have dealt with any broker or person or entity entitled to any brokerage commission, fee or other compensation. Sublessee and Sublessor shall each indemnify, protect, defend, and hold harmless the other, and its agents and legal representatives, against any fee, commission, or other compensation due to any person, firm, corporation claiming to have acted in the indemnifying party's behalf with respect to this Sublease or the transaction represented hereby.

     16. Notices. All notices, consents, approvals and requests required or permitted under this Sublease shall be given in writing and shall be effective for all purposes if hand delivered or sent by (i) certified or registered United States mail, postage prepaid, or
(ii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows, or at such other address and person as shall be designated from time to time in a written notice to the other party in the manner provided for in this Section 16:

     If to Sublessor:    Select Service & Supply Co., Inc.
                         One Sportime Way
                         Atlanta, Georgia 30340

     If to Sublessee:    Genesis Direct Six, LLC
                         c/o Genesis Direct Six, Inc.
                         100 Plaza Drive Secaucus,
                         New Jersey 07094
                         Attn: Barry Curtis

A notice shall be deemed to have been given pursuant to this Sublease: in the case of hand delivery, at the time of delivery, in the case of registered or certified mail, upon deposit in the United States mail;
or in the case of expedited prepaid delivery, upon deposit with such expedited delivery service.

     17.  Capitalized Terms.  Capitalized terms
utilized in this Sublease and not defined herein shall have the meanings attributed to such terms in the Master Lease.

     18. Alterations. Sublessee shall not make any alterations or improvements to the Premises without the prior written approval of Sublessor and Master Lessor
(provided that Master Lessor's consent is required under the Master Lease). Sublessee hereby agrees that it shall indemnify, defend and hold Sublessor harmless from and against any and all liabilities, obligations, damages, penalties, claims costs, charges and expenses, including without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Sublessor or Master Lessor or their respective directors, officers, partners, members, agents, representatives or employees, and arising directly or indirectly out of or in connection with the performance of any construction or alterations by Sublessee in the Premises including, without limitation, the cost of correcting any violations of any laws, rules, regulations and codes, To the extent that any alterations or improvements are permitted, Sublessee will comply with all applicable terms and provisions of the Master Lease.

     19. No Options. Any other provision of this Sublease or of the Master Lease to the contrary notwithstanding, Sublessee shall not be granted hereby or by the Master Lease, nor shall Sublessee have the benefit of, any option or other right, however designated (i) to renew the Master Lease or this Sublease, or (ii) to terminate the Master Lease, or
(iii) to extend the term of the Master Lease or this Sublease, or (iv) to expand or contract the Premises, or (v) to lease or sublease any other space in the property of which the Premises may be a part, or in any other property, or (vi) to purchase all or any portion of the Premises or any other property, or (vii) to exercise any audit rights under the Master Lease. Any and a such rights shall be deemed to have been reserved to and exercisable only by Sublessor.

     20.  Consent of Master Lessor and Lender.  This
Sublease shall not be effective unless and until the written consent to this Sublease is granted by both
Master Lessor and Lender (to the extent such Lender's consent is required under the Subordination Agreement or the Estoppel Certificate). Sublessor hereby represents to Sublessee that Sublessor has not entered into any other sublease with respect to the Premises and this representation shall be deemed repeated and in compliance by Sublessor as of the Commencement Date.

     21.  Miscellaneous.

          (a)  This Sublease contains the entire
agreement of the parties with respect to the subject matter hereof, and no representations, inducements, promises or agreements between or among such parties, whether oral or otherwise, with respect to the subject matter hereof not embodied herein shall be of any force or effect.

          (b) The failure of either party to insist on one or more instances, on performance by the other party in strict compliance with the terms and conditions of this Sublease shall not be deemed a waiver or relinquishment of any rights granted hereunder or of any terms or conditions of this Sublease unless such waiver is contained in writing and signed by both parties. No amendment to this Sublease shall be binding upon the parties hereto unless such amendment is in writing and executed by all parties hereto.

          (c)  Time is of the essence of this Sublease.

          (d)  Sublessee's interest hereunder is not
subject to levy, execution or sale and is not assignable except with Sublessor's, Master Lessor's and Lender's prior written consent.

          (e)  This Sublease shall be governed by and
construed in accordance the with the laws of the State of Georgia (without regard to the rules of such jurisdiction concerning conflict of laws) and any applicable law of the United States of America, as amended from time to time.

          (f) Neither this Sublease nor any short form or memorandum hereof shall be recorded.

          (g) Sublessor's obligations and liability to Sublessee with respect to this Sublease shall be limited solely to Sublessor's interest in the Premises, and Sublessee shall look solely to Sublessor's interest in the Premises for satisfaction of Sublessee's remedies. Without expanding by implication any limitations on liability otherwise provided by law, it is agreed by Sublessee that neither Sublessor nor any person or entity comprising Sublessor, nor any partner, officer, director or shareholder of Sublessor or any partner of Sublessor, shall have any personal liability with respect to this Sublease.

          (h)  The section captions contained in this
Sublease are for convenience only and do not in any way limit or amplify any term or provision hereof. The use of the terms "hereof," "hereunder" and "herein" shall refer to this Sublease as a whole, inclusive of the Exhibits, except when noted otherwise. The use of the masculine, feminine or neuter genders herein shall include the masculine, feminine and neuter genders and the singular form shall include the plural when the context so requires.

          (i)  All covenants, promises, conditions,
representations, and agreements herein contained shall be binding upon, apply, and inure to the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.

          (j) This Sublease may be executed in several counterparts, each of which shall be an original and all of which collectively shall constitute one
Sublease.

        [SIGNATURES COMMENCE ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Sublease Agreement under seal as of the day and year first above written.



                                   SUBLESSEE:

                                  GENESIS DIRECT SIX, LLC,
                                  a Georgia limited liability company


                                   By: /s/  [original text illegible]
                                      --------------------------------

                                   Its: President


                                                  [SEAL]


       [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   SUBLESSOR:

                                   SELECT SERVICE & SUPPLY CO.,
                                   a Georgia corporation


                                   By: /s/ Peter S. Savitz
                                      -------------------------
                                   Its:  Executive Vice President


                                        [CORPORATE SEAL]

            AMENDMENT TO SUBLEASE AGREEMENT

     This AMENDMENT TO SUBLEASE AGREEMENT (the
"Amendment") is made and entered into this 17th day of November 1998, by and between 3-S PARTNERS, INC., f/k/a
Select Service & Supply Co., Inc., a Georgia corporation ("Sublessor"), and GENESIS DIRECT SIX, LLC, a Georgia limited liability company ("Sublessee").

                    R E C I T A L S

     A. Sublessor and Sublessee are parties to a certain Sublease Agreement dated January 7, 1998 (the
"Sublease"), relating to certain improved real property located at One Sportime Way, Norcross, Georgia 30340
(the "Premises").

     B. Sublessor and Sublessee desire to amend the Sublease in certain respects, as hereinafter set forth.

                   A G R E E M E N T

     NOW, THEREFORE, in consideration of the sum of TEN
AND NO/100 DOLLARS ($10.00) each to the other paid, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree as follows:

     1. Recitals Incorporated. The Recitals set forth above are hereby incorporated within and made an integral part of this Sublease.

     2.   Extension of Time.

          (a)  Subject to the terms and conditions set
     forth herein, the term of the Sublease is hereby amended and extended for an additional period of three (3) years commencing upon the Termination
     Date described in the Sublease (the "Extended
     Term"). The date on which the Extended Term commences is sometimes referred to in this Amendment as the "Extension Date". The expiration date of the Extended Term shall hereafter be for all purposes the "Termination Date" of the Sublease, unless the Sublease is earlier terminated as set forth in Section 2(b) below.

          (b) The foregoing provisions of Section 2(a) the contrary notwithstanding, commencing on the date which is six (6) months from and after the Extension Date, Sublessor shall have the right to terminate the Sublease, as amended hereby, upon not less than six (6) months' prior written notice to Sublessee, specifying the date upon which such termination shall be effective (the "Early
     Termination Date"). Sublessee shall thereafter continue to be obligated to perform all obligations of Sublessee under the Sublease, as amended hereby, through and including the Early
     Termination Date, and the Sublease, as amended hereby, shall thereupon terminate upon the Early
     Termination Date, as if the Early Termination Date were the date of the natural expiration of the term of the Sublease, as amended hereby.

          (c)  Rent payable under Section 4(a) of the
     Sublease during and with respect to the Extended
     Term is hereby amended and shall be in the amount of $331,100.00 per annum, payable in installments of $27,592.50 per month, which Sublessee covenants and agrees to pay to Sublessor. Sublessee shall continue to be obligated to pay all other amounts payable under the Sublease including, without limitation, the additional rent described in
     Section 4(b) thereof.

     3.   Capitalized Terms.  Capitalized terms
utilized in this Amendment and not defined herein shall have the meanings attributed to such terms in the Sublease.

     4.   Miscellaneous.

          (a)  All terms, conditions and provisions of
     the Sublease not expressly modified or amended hereby shall be and remain in full force and effect.

          (b) This Sublease may be executed in several counterparts, each of which shall be an original and all of which collectively shall constitute one
     Sublease.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment under seal as of the day and year first above written.

                              SUBLESSEE:

                              GENESIS DIRECT SIX, LLC,
                              a Georgia limited liability company


                              By: /s/ Warren Struhl
                                 ------------------------------
                              Its: Chief Executive Officer

                              SUBLESSOR:

                              3-S PARTNERS INC., f/k/a Select Service & Supply Co., Inc., a Georgia corporation


                              By: /s/ Peter S. Savitz
                                 -----------------------------
                              Its: Partner


                                   [CORPORATE SEAL]

           CONSENT TO AMENDMENT TO SUBLEASE


                                        February 1, 1999

Larry Joseph and Peter Savitz Partners, a Georgia general partnership, as lessor ("Lessor") under that certain Lease Agreement dated July 1, 1990, as amended by that certain First Amendment to Lease dated April
15, 1996 (the "Lease"), between Lessor and 3-S
Partners, Inc., f/k/a Select Service & Supply Co.,
Inc., a Georgia corporation, as lessee ("Lessee"), covering certain premises located at One Sportime Way, Norcross, Georgia 30340 (the "Premises"), hereby consents to the Amendment No. 2 Sublease of the Premises by Lessee to Sportime, LLC Sublease f/k/a
Genesis Direct Six, LLC, a Georgia limited liability company ("Sublease"), in the manner described in the Amendment No. 2 to the Sublease Agreement between
Lessee and Sublessee dated February, 1999, a copy of which is attached hereto. The consent granted hereby shall not be deemed to be: (i) consent to any modification or alteration of the Lease, (ii) consent to any present, further or subsequent assignment of the Lease, (iii) consent to any further or subsequent subletting of all or any portion of the Premises, or
(iv) a waiver of any liability, covenant or obligation of Lessee under the Lease. Further, the consent granted by Lessor herein is expressly subject to and conditioned upon the consent of any lender of Lessor to the Amendment No. 2 which may be required by any agreements between Lessor and any such lender. Lessee shall remain fully liable to Lessor for all of Lessee's liabilities, covenants and obligations under the Lease unless specifically released therefrom by Lessor in writing. The acceptance by Lessor of rent, additional rent or any other payment under the Lease from Sublease or any third party shall not be deemed a waiver by Lessor of the obligation of Lessee to pay all such amounts as provided in the Lease. The performance by Sublessee or any third party of any obligation required of Lessee under the Lease shall not be deemed a waiver by Lessor of the duty of Lessee to perform such obligation.

                              LARRY JOSEPH AND PETER SAVITZ PARTNERS, a
                              Georgia general partnership


                              By:  /s/ Peter S. Savitz
                                 -----------------------------
                              Name/Title:

             Form of Amendment to Sublease

         AMENDMENT NO. 2 TO SUBLEASE AGREEMENT

     AMENDMENT NO. 2 ("Amendment No. 3") dated as of
February 1, 1999 to the Sublease Agreement dated as of January 7, 1998, as amended on November 17, 1998
("Amendment No. 1") among 3-S Partners Inc., f/k/a
Select Service & Supply Co., Inc. ("Sublessor") and
Sportime, LLC, f/k/a Genesis Direct Six, LLC
("Sublessee").  The Sublease Agreement, as amended by
Amendment No. 1, is hereinafter referred to as the Sublease.

     WHEREAS, Sublessor and Sublessee are parties to the Sublease relating to certain improved real property located at One Sportime Way, Norcross, Georgia 30340.

     WHEREAS, the parties to the Sublease desire to amend the Sublease as set forth herein.

     NOW, THEREFORE, for good and valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

       1. Amendment to Sublease.

          a.The first sentence of Section 2(b) of
            Amendment No. 1 is hereby amended in its entirety as follows:

            "The foregoing provisions of Section 2(a) the contrary notwithstanding, commencing on the date which is six months from and after the Extension Date, Sublessee shall have the right to terminate the Sublease, as amended hereby, upon not less than six
            (6) months' prior written notice to
            Sublessor specifying the date upon which such termination shall be effective (the
            "Early Termination Date.")."

          b.Section 16 of the Sublease is hereby
            amended by deleting the address for
            Sublessee and replacing such address with the following:

            Sportime, LLC
            c/o School Specialty, Inc.
            1000 North Bluemound Drive
            Appleton, WI  54914

    2. Consent to Transaction. Sublessor hereby consents to the acquisition of all of the outstanding limited liability interests of
       Sublessee by School Specialty, Inc. Sublessor agrees that such transaction does not constitute a violation of Section 7 of the Sublease entitled "Assignment and Subletting."

    3. Miscellaneous.

       a. All terms, conditions and provisions of the Sublease not expressly modified or amended hereby shall be and remain in full force and effect.

       b. This Sublease may be executed in several counterparts, each of which shall be an original and all of which shall collectively shall constitute one Sublease.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

                              SUBLESSEE:
                              SPORTIME, LLC
                              (f/k/a Genesis Direct Six, LLC)


                              By:  /s/ Warren Struhl
                                   ----------------------------------------
                              Name:  Warren Struhl
                              Title:  President and Chief Executive Officer


                              SUBLESSOR:
                              3-S PARTNERS INC.
                              (f/k/a Select Service & Supply Co., Inc.)


                              By:  /s/ Peter S. Savitz
                                    ------------------------
                              Name:  Peter S. Savitz
                              Title:  Executive Vice President